IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE DISTRICT OF DELAWARE


IN RE:                             S     Chapter 11
                                   S
FRUEHAUF TRAILER                   S     CASE NO. 96-1563 (PJW)
CORPORATION,                       S
MARYLAND SHIPBUILDING &	           S
DRYDOCK COMPANY, F.G.R., INC.,     S
JACKSONVILLE SHIPYARDS, INC.,	     S
FRUEHAUF INTERNATIONAL,            S     Jointly Administered
LIMITED, FRUEHAUF CORPORATION,     S
THE MERCER CO., DEUTSCHE-          S
FRUEHAUF HOLDING                   S
CORPORATION, MJ HOLDINGS, INC.,    S
and E. L. DEVICES, INC.,           S
                                   S
                  Debtors.         S


             ORDER AND JUDGMENT CONFIRMING THE DEBTORS'
            AMENDED JOINT PLAN OF REORGANIZATION UNDER
         CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
                 AND GRANTING RELATED RELIEF

   On September 16, 1998, a hearing was held concerning confirmation (the "Confirmation Hearing") of the Debtors' Amended Joint Plan of Reorganization, dated July 28, 1998 (together with any and all modifications and supplements thereto as of the date hereof, the "Plan"), that was filed by Fruehauf Trailer Corporation, Maryland Shipbuilding & Drydock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, The Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ Holdings, Inc., and E.L. Devices, Inc. (collectively, the "Debtors");

   On the basis of the record of this case, including the evidence presented at the Confirmation Hearing, and on the basis of the Findings of Fact and Conclusions of Law entered contemporaneously herewith (whose definitions and the definitions contained in the Plan are incorporated herein by reference) and which are incorporated herein by reference, and the Court's oral Findings of Fact and Conclusions of Law on the record at the hearing on Confirmation of the Plan, which also are incorporated herein by reference, a transcript of which shall be filed by the Debtors as soon as practicable;

   The Court, having considered all objections ("Objections") to confirmation of the Plan, including the objections of Kelsey-Hayes Company, the Authorized Representative of Retirees,
California Portland Cement, and Furnival/State Machinery
Company, and to this Order and Judgment (hereinafter, "Order");

   Now, upon request of the Debtors and after due deliberation, the Court ORDERS, ADJUDGES AND DECREES THAT:

  1.	 This Order shall be effective according to its terms upon
the entry thereof.  The provisions ofparagraph 2 -10, 21, 26, 29,
30-38, 44-47, and this paragraph 1, shall be operative upon the entry of this Order, and the remaining provisions of this Order shall be operative solely as of the Effective Date.

  2. The Plan complies with all applicable provisions of the Bankruptcy Code and applicable Bankruptcy Rules relating to confirmation, including those provisions contained in section 1129(b) pertaining to "cram down." The Plan and all provisions thereof, including the Liquidating Trust Agreement, as modified by agreements announced on the record in open Court and by the Court's ruling on the record, are hereby confirmed in all respects. All settlements and compromises provided pursuant to the terms and provisions of the Plan are approved pursuant to Bankruptcy Rule 9019(a) in the overall context of the Plan as just, equitable, reasonable, and non-discriminatory compromises of the controversies and/or Claims resolved by such settlements.

3.	The First Modifications filed by the Debtors on September 16,
1998 to the Plan or to the Liquidating Trust Agreement are hereby approved in accordance with Section 12.2 of the Plan and applicable provisions of the Bankruptcy Code and Bankruptcy
Rules.

4.	The record of the Confirmation Hearing is closed.

5.	To the extent any Objections to confirmation of the Plan have not been resolved or withdrawn prior to entry of this Order or are not cured by the relief granted herein, all such Objections are overruled, except to the extent such Objections are deemed
Claims objections, as to which Claims objections no ruling is being made. All withdrawn Objections are deemed withdrawn with prejudice.

6.	Pending the occurrence of the Effective Date, the Debtors
shall be subject to all of the provisions of the Bankruptcy
Code, except as specifically provided in the Plan, the Liquidating Trust Agreement, or this Order. Without limiting the generality of the foregoing, pending the occurrence of the Effective Date:

   a.	The Debtors are authorized to operate and manage their
businesses and assets in compliance with the terms and provisions of the Plan, and in accordance with the Bankruptcy
Code.

   b.	All property to be transferred or otherwise dealt with in
the Plan shall remain property of the Debtors' bankruptcy estates, and such bankruptcy estates shall continue until the occurrence of the Effective Date.

   c.	Unless otherwise ordered by the Court, all injunctions or
stays provided for in the Reorganization Case pursuant to sections 105 or 362 of the Bankruptcy Code or otherwise in effect on the Confirmation Date shall continue in effect until the Effective Date, provided however, that this provision shall not affect prior orders of this Court granting relief from the stay.

   d.	Notwithstanding Confirmation of the Plan, this Court
retains jurisdiction as is provided in Article 11 of the Plan.

7.	In accordance with section 1142 of the Bankruptcy Code, the
Debtors, the Indenture Trustee and the Liquidating Trustee, and any and all other parties-in-interest herein are authorized and directed, without the necessity of any further corporate action or other approval, to immediately take any action necessary or appropriate to implement, effectuate and consummate the Plan and the Liquidating Trust, including all modifications thereto as of the date hereof and any other modifications hereafter approved in accordance with this Order (the "Approved Modifications"), and any transactions contemplated thereby or by this Order in accordance with their respective terms, as such terms may be amended from time to time (collectively, the "Provisions") in accordance with the applicable provisions of the Plan and the Bankruptcy Code and Rules, including, without limitation, the issuance, execution, and delivery of the Liquidating Trust Agreement and any other document, certificate, agreement or instrument and the transfer of any security.

8.	Upon entry of this Order (and prior to the Effective Date),
the Debtors are authorized and directed to form and to incorporate in accordance with the laws of the state of Delaware, JSI Property Corp. and Pension Corp. The Debtors are authorized to prepare and execute Bylaws and Certificates of Incorporation for JSI Property Corp. and Pension Corp. and to capitalize such corporations in the minimum amount required by the laws of the state of Delaware.

9.	Upon entry of this Order (either prior to the Effective Date or after the Effective Date), the Debtors shall transfer sponsorship of the current Management Plan and Union Plan to Pension Corp. The current sponsors are Fruehauf Trailer
Corporation for the Management Plan and Jacksonville Shipyards,
Inc. for the Union Plan. The Board of Directors of the respective sponsors shall approve the change in sponsorship.
The appropriate notices and governmental filings to comply with federal law shall be provided in a timely manner to the appropriate parties. Once the change in sponsorship has been completed, Pension Corp. may elect to merge the Management Plan and Union Plan to form a single plan.

10.	Any of the Chief Executive Officer, the President, any Vice
President and the Secretary of the Debtors, and, after the Effective Date, the Liquidating Trustee, is authorized and designated, upon the entry of this Order, to execute any agreements, and any other certificates, instruments or documents that such officer deems necessary or advisable in order to consummate and effectuate the Plan and the Provisions as of the time they are to become effective. No further approval of the Board of Directors or shareholders of the Debtors shall be required with respect to the implementation and consummation of the Plan or the Provisions.

11.	The Debtors, the Indenture Trustee and the Liquidating
Trustee are authorized, directed and instructed to take all steps necessary to implement the terms of the Plan in accordance with the terms thereof both prior to and as of the Effective Date. On the Effective Date, the following transactions are approved and ratified and are directed to occur:

a.	The Debtors' estates shall be substantively consolidated for purposes of distributions under the Plan.  Pursuant to Section
6.14 of the Plan, a creditor who had a pre-petition right of recovery against more than one Debtor for the same Claim will be limited to one Allowed Claim in the Allowed amount owed to the creditor. Accordingly, all duplicate claims listed under the column "Claims To Be Disallowed" in Exhibit B of the Plan are hereby disallowed in full and expunged. All intercompany claims shall be extinguished.

b.	In response to the Debtors' Motion to Fix the Distribution
Fund, the Court fixes the Distribution Fund at $4,059,971.37.
The Debtors shall deposit $4,059,971.37 into the Distribution Fund and shall transfer the Distribution Fund to the Liquidating Trust on behalf of and for the benefit of the holders of Allowed Administrative, Priority and Pre-Petition Tax Claims.

c.	The Debtors shall transfer the Wabash Securities to the
Indenture Trustee for distribution to the holders of the Senior
Notes in accordance with the terms of this Plan.

d.	 Jacksonville Shipyards, Inc. shall  transfer the Hogan's
Creek Property and Pickettsville Property to JSI Property Corp.

e.	The Indenture Trustee shall be deemed to have foreclosed the liens of the holders of the Senior Notes on the Foreclosed
Assets and to have transferred the Foreclosed Assets to the Liquidating Trust. The Foreclosed Assets shall be transferred to the Liquidating Trust on behalf of and for the benefit of the holders of Class A Beneficial Interests in the Liquidating
Trust.

f.	The Debtors shall convey all of their remaining assets to the
Liquidating Trust free and clear of all liens, claims and encumbrances on behalf of and for the benefit of the holders of Class A Beneficial Interests in the Liquidating Trust.

g.	Each holder of each Claim will be deemed to have ratified and become bound by the terms of the Liquidating Trust Agreement.
The Liquidating Trustee is empowered to execute the Liquidating
Trust Agreement on behalf of each holder of a Claim.

h.	The Debtors shall be dissolved or liquidated and such
dissolutions shall be deemed authorized and approved in all respects and on the Effective Date, the corporate dissolutions shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to applicable state laws without any requirement of further action by the stockholders or directors of the Debtors; provided however, that the non-Debtor subsidiaries of the Debtors transferred to the Liquidating Trust shall not be dissolved.

12.	The Liquidating Trust Agreement, in the form presented at
the Confirmation Hearing, is approved and the Liquidating
Trustee shall, on and after the Effective Date, have the duties and responsibilities outlined in such Liquidating Trust Agreement. The Debtors are authorized to engage the services of Chriss Street as Liquidating Trustee on substantially the terms described in Section IV(L) of the Disclosure Statement and, by entry of this Order, his retention is hereby approved. The Liquidating Trustee shall be entitled to retain employees and professionals to assist in the performance of his duties in accordance with the terms of the Liquidating Trust. The Liquidating Trustee may pay the professionals he retains without further court approval.

13.	The Trust Advisory Committee shall be comprised of Kevin
Schweitzer and Thomas L. Kempner, Jr.

14.	The Official Committee of Unsecured Creditors (the
"Creditors' Committee") and the Unofficial Committee of Senior Secured Noteholders (the "Bondholders' Committee") shall be dissolved on the day after the Effective Date and the members thereof shall be released and discharged of and from further authority, duties, responsibilities and liabilities related to or arising from the Reorganization Case. Furthermore, the Authorized Representative of the Retirees shall be released and discharged of and from further authority, duties, responsibilities and liabilities related to or arising from the Reorganization Case after the Effective Date.

15.	The Indenture Trustee for the Senior Notes may continue to
provide services after the Effective Date in accordance with the terms of the Plan and shall be entitled to compensation and reimbursement for services rendered and expenses incurred in connection with making the initial distributions to the holders of the Senior Notes after the Effective Date. Distributions

16.	The treatments for classes and claims set forth in Articles
3 and 4 of the Plan and the distributions procedures set forth in Article 7 of the Plan comply with the applicable provisions of the Bankruptcy Code and Rules and are hereby approved as reasonable and appropriate.

17.	No payments or other distributions of property shall be made on account of any Claim or portion thereof unless and until such Claim or portion thereof is Allowed.

18.	Distributions required to be made on a particular date, or
any other actions pertaining to distributions that are required to be made on a particular date, shall be deemed to have been made on such date if actually made on such date or as soon thereafter as practicable.

19.	Distributions to the holders of Allowed Administrative,
Priority and Pre-petition Tax Claims shall be made by the Liquidating Trustee from the Distribution Fund. The holders of Allowed Administrative, Priority and Pre-petition Tax Claims shall have a beneficial interest in the Liquidating Trust's interest in the Distribution Fund and shall not have a beneficial interest in any other assets of the Liquidating Trust.

20.	The Liquidating Trustee shall deliver the Requisite
Percentage of Class A Beneficial Interests to the Indenture
Trustee on the Effective Date. The Indenture Trustee shall distribute the Wabash Securities and the Class A Beneficial
Interests, Pro Rata, to the holders of the Senior Notes.

21.	The Indenture Trustee shall, if it has not already done so,
certify to the Debtors a list of the registered holders of the Senior Notes as of the Ballot Record Date (August 7, 1998) designating the name, address, taxpayer identification number
(if known), certificate number, and the amount of unpaid principal and accrued interest owed to each holder on their respective securities. Notwithstanding the existence of proofs of claim that may have been filed in these Reorganization Cases by alleged holders of Senior Notes, or information in the Debtors' Schedules of Liabilities listing record holders of Senior Notes on the Petition Date, the Indenture Trustee shall distribute all distributions of property to be made pursuant to the Plan to the record holders of Senior Notes, as of the Ballot Record Date, unless, prior to such Distribution, the holder of any such Claim furnishes (or causes its transferee to furnish) the Indenture Trustee, or its agent, with sufficient evidence
(in the Indenture Trustee's or its agent's sole and absolute discretion) of the subsequent transfer of such Claim, in which event the Indenture Trustee shall distribute, or cause to be distributed, all distributions of property to the holder of such Claim as of the distribution date, pursuant to Bankruptcy Rule 3021.

22.	The Liquidating Trustee shall pay all reasonable fees and
expenses of the Indenture Trustee in acting as distribution agent to the holders of the Senior Notes, as and when such fees and expenses become due, without further order of the Bankruptcy Court. The payments shall not be made from the Distribution Fund.

23.	The transfer of the Wabash Securities to the Indenture
Trustee, the transfer of the Distribution Fund to the Liquidating Trust, the transfer of the Hogan's Creek Property and Pickettsville Property to JSI Property Corp., the deemed foreclosure of the Foreclosed Assets by the Indenture Trustee, and the transfers by the Debtors to the Liquidating Trust contemplated by the Plan and in the preceding paragraphs of this Order, will be legal, valid, binding and effective transfers of property and will, to the fullest extent permitted by the Bankruptcy Code, vest in the transferee good title to such property, free and clear of all liens, Claims and encumbrances, except as otherwise provided in the Plan or this Order.

24.	On the Effective Date, all Old Securities shall be
terminated and canceled, and the indentures or statements of resolution governing such Old Securities shall be rendered void. The voiding of the indentures and Old Securities shall not act as a bar to the assertion by the Indenture Trustee of a Claim for services rendered after the Effective Date. The Debtors retain the right to object to such Claims on other grounds.

25.	On the Effective Date, all outstanding stock option
agreements under any plans from which stock option rights derive or any other option agreements, together with such plans, shall each be canceled and terminated and each shall be deemed void and of no force, effect or value.

Plan Implementation/Effect
--------------------------
26.	Each of the actions taken, payments made and liens and
security interests granted on, after, or before the Effective Date pursuant to the provisions of the Plan and this Order shall be valid, binding and enforceable and not preferential, fraudulent or an otherwise avoidable transfer under the Bankruptcy Code or under applicable law of the United States or any state, province or other jurisdiction.

27.	In accordance with section 1141 of the Bankruptcy Code, the
Plan and each of its provisions and the Liquidating Trust Agreement, together with all Approved Modifications, shall be binding upon the Debtors, each Person or entity acquiring or receiving property under the Plan, each lessor or lessee of property to or from the Debtors, each holder of a Claim against or Equity Interest in the Debtors, whether or not the Claim or Equity Interest of such Creditor or Equity Interest Holder is impaired under the Plan and whether or not such Creditor or Equity Interest Holder has filed, or is deemed to have filed, a proof of Claim or Equity Interest, or has accepted or rejected the Plan, and each party to this case, and irrespective of whether such provision of the Plan is specifically mentioned or otherwise referred to in this Order.

28.	In accordance with section 1141 of the Bankruptcy Code and
except as provided in the Plan, any property transferred or otherwise dealt with in the Plan shall be free and clear of all Claims against and Equity Interests in the Debtors. An exception to the foregoing is set forth in Section 3.1(c)(iii) and Section 3.2 of the Plan, which provides that to the extent that the holder of a Tax Claim or a Pre-petition Tax Claim holds a lien to secure its Claim under applicable state law, to the extent that such lien survives the deemed foreclosure by the holders of the Senior Notes on the Effective Date, the lien shall be released from all assets of the Debtors and shall attach on the Effective Date to the Distribution Fund. To the extent that a Pre-petition or post-petition Tax Claim is a Disputed Claim, any lien securing such Disputed Claim under applicable state law that survives the deemed foreclosure by the holders of the Senior Notes shall attach to the Distribution
Fund reserve for such Claim.  Upon disallowance of a Disputed
Tax Claim or allowance and payment of a Tax Claim, any lien securing such Claim shall be released. Either the Debtors or the Liquidating Trustee may surrender the property securing a Tax Claim to the holder of such Claim in full satisfaction of its Claim.

29.	None of the Debtors, their officers and directors and the
professional Persons employed by them, Unsecured Creditors' Committee and its members and the professional Persons employed by the Unsecured Creditors' Committee; the Indenture Trustee and any professional Persons retained by it; the Bondholders' Committee and its members and professional Persons employed by the Bondholders' Committee; The Authorized Representative of Retirees and its professional Persons; the Liquidating Trust and any professional Persons retained by it; the Liquidating
Trustee; Morris, Nichols, Arsht & Tunnell; Camhy Karlinsky & Stein; Price Waterhouse; Haynes and Boone, L.L.P.; Alvarez & Marsal, Inc.; and Oppenheimer & Co., Inc.; any of their affiliates nor any of their officers, directors, partners, associates, employees, members or agents (collectively the "Exculpated Persons"), shall have or incur any liability to any Person for any act taken or omission made in good faith in connection with or related to the Bankruptcy Cases or actions taken therein, including negotiating, formulating, implementing, confirming or consummating the Plan, the Disclosure Statement, or any contract, instrument, or other agreement or document created in connection with the Plan. The Exculpated Persons shall have no liability to any Creditors or Equity Security Holders for actions taken under the Plan, in connection therewith or with respect thereto in good faith, including, without limitation, failure to obtain Confirmation of the Plan or to satisfy any condition or conditions, or refusal to waive any condition or conditions, precedent to Confirmation or to the occurrence of the Effective Date. Further, the Exculpated Persons will not have or incur any liability to any holder of a Claim, holder of an Interest, or party-in-interest herein or any other Person for any act or omission in connection with or arising out of their administration of the Plan or the property to be distributed under the Plan, except for gross negligence or willful misconduct as finally determined by the Bankruptcy
Court, and in all respects such persons will be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

30.	Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy
Code, the provisions of this Order, the Plan and the Liquidating Trust Agreement, as modified by the Approved Modifications and announced in open Court at the Confirmation Hearing, and all other agreements and documents executed and delivered pursuant to the Plan shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

31.	The Liquidating Trustee shall have the right, to the full
extent permitted by section 1142 of the Code, to apply to this Court for an order, notwithstanding any otherwise applicable nonbankruptcy law, directing any appropriate entity to execute and deliver an instrument or perform any other act necessary to implement the Plan or the provisions of this Order.

32.	No claims of the Debtors against any person or entity shall
be discharged, released or compromised pursuant to the Plan or this Order except to the extent specifically set forth in the terms and provisions of the Plan.


Exemptions
----------
33.	Pursuant to section 1145 of the Code, distribution of the
Wabash Securities to the holders of the Allowed Class 2 Claims and the delivery of the evidence of the Beneficial Interests to holders of Allowed Class 2 and Class 4 Claims is exempt from the registration requirements set forth in Section 5 of the Securities Act of 1933, as amended (15 U.S.C. S 77(e), as amended) (the "Securities Act") and from any state or local law requiring registration for the offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security. Subsequent resales of the Wabash Securities or the evidence of Beneficial Interests may be effected without registration under Section 5 of the Securities Act or compliance with Rule 144 thereunder, provided that the selling holders are not "underwriters," as defined in Section 1145(b)(1) of the Bankruptcy Code.

34.	The transfer of the stock of Pension Corp., JSI Property
Corp. and Fruehauf de Mexico is exempt from the registration requirements of the Securities Act pursuant to Section 1145 of the Code because the Stock is the Stock of "affiliates" of the Debtors who are participating in the Plan with the Debtors.

35.	The issuances, transfers or exchanges of securities under
the Plan (including the issuance of the Class A Beneficial Interests and transfers of the Wabash Securities, the transfer of the Pension Corp., JSI Property Corp. and Fruehauf de Mexico Stock to the Liquidating Trust, and the transfer of the Class A Beneficial Interests to holders of Allowed Class 2 and Class 4 Claims), the transfers of property pursuant to the Plan, as well as any sale of such property by the Liquidating Trust, and the making or delivery of an instrument of transfer, shall be exempt from tax to the fullest extent permitted by Section 1146(c) of the Bankruptcy Code.

Timing/ Procedures
------------------

 36.	The Effective Date shall occur on October 1, 1998 if no
stay of the Confirmation Order is in effect. The Debtors shall file a Notice of Effective Date with the Court on or prior to the Effective Date. Upon the filing of the notice, without further order of the Court or other action, the Effective Date of the Plan shall be deemed to have occurred, the Plan shall be fully effective, and the provisions of this Order and the Plan related to the period on or after the Effective Date shall come into full force and effect. The Debtors shall serve copies of the notice of the Effective Date of the Plan, as soon as practicable after the Effective Date and cause such notice to be published, in the same manner as specified in paragraph 38 below with respect to this Order.

37.	"Substantial consummation" of the Plan as defined in section
1101(2) of the Code, shall be deemed to occur upon (1) the Debtors' funding of the Distribution Fund; (2) the distribution of the Wabash Securities to the holders of Allowed Class 2
Claims; (3) the deemed foreclosure of the Debtors' assets by the Indenture Trustee on behalf of the holders of Senior Notes and the transfer of such assets to the Liquidating Trust on behalf of and for the benefit of the holders of Class A Beneficial Interests in the Liquidating Trust; and (4) the Debtors' transfer of any other assets, free and clear of claims, to the Liquidating Trust.

38.	Pursuant to Bankruptcy Rule 3020(c), the Debtors shall (a)
within five (5) business days after the entry of this Order serve notice of the entry of this Order as provided in Bankruptcy Rule 2002(f) to all persons and entities listed on the 2002 Service List, to be sent by first class mail, postage prepaid, except to such parties who may be served by hand or facsimile or overnight courier, which service is hereby authorized, and (b) cause such notice to be published as soon as practicable in The Wall Street Journal, national edition and such other publications as the Debtors may designate.

39.	The Debtors are authorized to reject on the Effective Date
all pre-petition executory contracts and unexpired leases to which the Debtors are a party, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to a Final Order, or (ii) is the subject of a pending motion for authority to assume the contract or lease filed prior to the Confirmation Date. All proofs of claim with respect to Claims arising from the rejection of executory contracts or unexpired leases for which no earlier bar date has been established shall be filed with the Bankruptcy Court within forty-five (45) days after the mailing of notice of Confirmation Order. Any Claims arising from any such rejection not filed within such times shall be forever barred from assertion against the Debtors, their estates and property, or any successor to the Debtors.

40.	All applications for final compensation of professional
persons employed by the Debtors, the Creditors' Committee, the Authorized Representative or the Bondholders' Committee, pursuant to orders entered by the Bankruptcy Court, on account of services rendered prior to the Effective Date, and all other requests for payment of administrative costs and expenses incurred prior to the Effective Date pursuant to Code sections 507(a)(1) or 503(b) shall be filed with the Bankruptcy Court and served on the Liquidating Trustee no later than forty-five (45) days after the Effective Date. Holders of Administrative Claims that are required to File a request for payment of such Claims, Claims of professionals requesting compensation or reimbursement of expenses and the holders of any Claims for federal, state or local taxes that do not File such requests by the applicable bar date shall be forever barred from asserting such Claims against the Debtors, the Liquidating Trust, any of their affiliates or any of their respective property. With regard to professional persons employed pursuant to orders entered by the Bankruptcy Court, nothing in this paragraph or Order precludes them from receiving (or the Debtors or Liquidating Trust from paying) interim amounts due and owing to such professionals, pursuant to the Administrative Order Under 11 U.S.C. SS 105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals entered on October 8, 1996 in this case, for services rendered prior to the Effective Date. All such interim amounts paid to such professionals will be subject to final approval of the Bankruptcy Court according to the process outlined in this paragraph.

41.	After the Effective Date, the Liquidating Trust shall retain and have the exclusive right to object to Claims on any basis. Except as provided for with respect to applications of professionals for compensation and reimbursement of expenses
(see paragraph 42 below), or as otherwise ordered by the Bankruptcy Court after notice and a hearing, objections to Claims, including Administrative Claims, shall be Filed and served upon the holder of such Claim or Administrative Claim not later than the later of (a) one hundred and twenty (120) days after the Effective Date, and (b) one hundred and twenty (120) days after a proof of claim or request for payment of such Administrative Claim is Filed, unless this period is extended by the Court. Such extension may occur ex parte.

42.	Objections to Administrative Claims of professionals seeking reimbursement from the estate timely filed in accordance with this Order must be filed no later than seventy (70) days after the Effective Date. Except as otherwise provided herein, applications need not be filed for payment of any claim arising on or after the Effective Date.

43.	Except as otherwise provided in the Plan, or in any
contract, instrument, release, or other agreement entered into in connection with the Plan, on and after the Effective Date, in accordance with section 1123(b) of the Bankruptcy Code, the Liquidating Trust shall retain and may enforce any claims, rights and causes of action that the Debtors or the Estates may hold against any entity, including, without limitation, any claims, rights or causes of action arising under sections 544 through 551 or other sections of the Bankruptcy Code or any similar provisions of state law, or any other statute or legal theory. The Liquidating Trustee or any successor to or designee of the Liquidating Trust may pursue those rights of action, as appropriate, in accordance with what is in the best interests of the holders of the Class A Beneficial Interests of the Liquidating Trust.

44.	Pursuant to section 12.2 of the Plan, the Debtors shall have the right to modify or amend the Plan and the Liquidating Trust Agreement to the fullest extent permitted by law. Any such modifications shall be heard by the Court on such expedited notice as the Debtors shall request and the Court shall
determine is reasonable under the circumstances given. 45.	At
all times prior to the Effective Date, without further order of the Court, the Debtors are authorized to make non-substantive modifications to the Liquidating Trust Agreement in order to make corrections or modifications of a typographical and ministerial nature.

46.	Notwithstanding the entry of this Order or the occurrence of the Effective Date, this Court shall retain such jurisdiction over the Reorganization Case after the Effective Date as is set forth in Article 11 of the Plan.

47.	To the extent any Claim is payable, in whole or in part,
pursuant to an insurance policy or policies, issued by an insurance company on behalf of a Debtor, or any predecessor to a Debtor, holders of such Claim shall be entitled to maintain actions after the Effective Date against the applicable Debtor and/or insurance company; provided, however, that any award granted in any such action shall be recoverable only from the applicable insurance company and shall be net of any deductible, self insured retention or similar contractual undertaking. Neither confirmation of the Plan nor the dissolution of the Debtors pursuant to the Plan shall alter an allegedly injured party's right to coverage under any insurance policy. The Liquidating Trustee shall provide cooperation to the extent reasonably practicable given the Liquidating Trustee's staff, to any Claimant seeking information regarding the existence and terms of any such insurance policy.

48.	All creditors' rights to setoffs under section 553 of the
Bankruptcy Code, with respect to Claims asserted by the Debtors or on behalf of the Liquidating Trust, shall be preserved and are not impaired by the Plan, provided that a set off may not be exercised without permission from this Court.

49.	Subject to final documentation in a stipulated Order which
will be presented to the the Court, the Court approves a settlement put on the record at the confirmation hearing on September 16, 1998, by and between the Debtor and Kelsey-Hayes
Company.

50.  	Having approved a settlement between the Debtors and
Congress Financial Corporation ("Congress") by Order dated September 16, 1998, the Court, at the request of Congress, hereby orders the ballot submitted by Congress to reject the Plan to be withdrawn.

51. 	Having heard the objection of the Authorized Representative
of Retirees to confirmation of the Plan and the responses thereto by the Debtors and the Unofficial Committee Senior
Secured Noteholders, with the consent of the Debtors, it is hereby ordered that, nothing herein or in the Plan shall prejudice the rights of retirees to object (or pursue any other lawful remedy) if and when the Debtors seek to recapture residual assets in a pension plan pursuant to ERISA S 4044(d) , 29 U.S.C. S 1344(d)(1), or any other law, rule or regulation .
All such rights of retirees are expressly reserved.

52. 	This is a final order immediately subject to appeal.

 SIGNED this 17th day of September, 1998.


                                     /s/Peter J. Walsh
                                     ------------------
                                     HONORABLE PETER J. WALSH
                                     UNITED STATES BANKRUPTCY JUDGE